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                                                                   EXHIBIT 10.26



                      THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement ("Amendment") is entered into between Compass Bank, an Alabama state bank ("Lender") and Toreador Royalty Corporation, a Delaware corporation, Toreador Exploration & Production, Inc., a Texas corporation, and Tormin, Inc., a Delaware corporation (the "Borrowers") and Toreador Acquisition Corporation, a Texas corporation (the "Guarantor") and is dated as of May 31, 2000. Terms defined in the Credit Agreement between the Lender and the Borrowers and the Guarantor dated September 30, 1999, as amended (the "Credit Agreement"), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

                                    RECITALS:


     WHEREAS, the Borrowers have requested that the Lender increase the Borrowing Base;

     WHEREAS, the Lender is willing to amend the Credit Agreement to increase the Borrowing Base under the terms and conditions set forth herein;

     NOW, THEREFORE, the Borrowers, the Guarantor and the Lender hereby agree as follows:

     1. The following definitions are hereby added to Section 1.1 of the Credit Agreement as follows:

          "Third Amendment to Credit Agreement" means the Third Amendment to Credit Agreement dated May 31, 2000, between the Lenders, the Borrowers and the Guarantor.

     2. The Borrowing Base shall be $14,500,000 as of May 31, 2000, and the amount by which the Borrowing Base shall automatically be reduced on June 1, 2000, and on the first day of each month thereafter shall be $165,000 per month, until redetermined in accordance with the Credit Agreement.

     3. Upon execution of this Amendment, the Borrowers shall immediately repay the Term Loan in full with no right of reinstatement. Thereafter, all references to the Term Loan in the Credit Agreement shall be deemed to be references to a Term Loan with a balance outstanding of $0.00.

     4. The Borrowers and the Guarantor, as applicable, shall execute such amendments to mortgages and other security instruments as the Lender may from time to time reasonably request to amend the existing mortgages and other security instruments to reflect the terms of this Amendment.



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     5. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED AND
CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 346 OF THE FINANCE CODE (WHICH REGULATES CERTAIN CREDIT LOAN ACCOUNTS AND TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THE NOTE.

     6. JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH BORROWER AND THE GUARANTOR HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

     7. WAIVER OF RIGHTS TO JURY TRIAL. EACH BORROWER, THE GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

     8. Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

     9. Effect. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect.

     10. ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED



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BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH
PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

     IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.


                                            BORROWERS:

                                            TOREADOR ROYALTY CORPORATION,
                                            TOREADOR EXPLORATION & PRODUCTION,
                                            INC. and TORMIN, INC.

4809 Cole Avenue
Suite 108                                   By: /s/ G. THOMAS GRAVES, III
Dallas, Texas 75205                            ---------------------------------
Telecopy: 214/521-3774                      Name: G. Thomas Graves, III
                                            Title: President of each Borrower



                                            GUARANTOR:

                                            TOREADOR ACQUISITION CORPORATION

4809 Cole Avenue
Suite 108                                   By: /s/ G. THOMAS GRAVES, III
Dallas, Texas 75205                            ---------------------------------
Telecopy: 214/521-3774                      Name: G. Thomas Graves, III
                                            Title: President



                                            LENDER:

                                            COMPASS BANK

24 Greenway Plaza
Houston, Texas 77046                        By: /s/ DOROTHY MARCHAND
Telecopy: 713/968-8292                         ---------------------------------
                                            Name: Dorothy Marchand
                                            Title: Senior Vice President



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